


kidpik


kidpik

WE BRING THE STORE TO YOU

Kids Clothing Subscription

Ages 2 - 12

Management Presentation – December 2021






Disclaimer

The information set forth herein contains forward-looking statements. Forward-looking statements include all statements that do not relate solely to historical or current facts, including, but not limited to, statements regarding future operations, financial results, cash flows, costs and cost management initiatives, plans, expectations, projections, timelines, and operational and strategic initiatives, and can also be identified by the use of words like “will”, “may,” “can,” “could,” “should,” “predict,” “aim,” “potential,” “continue,” “opportunity,” “intend,” “goal,” “estimate,” “expect,” “expectations,” “project,” “projections,” “plans,” “anticipates,” “believe,” “think,” “confident,” “scheduled,” or similar expressions and representations. Readers should not place undue reliance on these forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Kidpik Corp.’s business, plans, prospects, financial condition, liquidity, cash flows, projections and results could differ materially from those expressed in any forward-looking statement. Important factors that could cause actual results to differ materially from those in any forward-looking statements include changes in domestic and foreign business, market, financial, political and legal conditions; risks relating to the uncertainty of the projected financial information with respect to the Kidpik Corp.; the risk that spending on kids apparel may not increase at projected rates; subscribers may not increase their spending; Kidpik Corp.’s ability to continue to convert social media followers and contacts into customers; Kidpik Corp.’s ability to successfully expand its product lines and channel distribution; competition; the uncertain effects of the COVID-19 pandemic; and others. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. New risks and uncertainties arise over time, and it is not possible for us to predict the occurrence of those matters or the manner in which they may affect us. Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the publicly filed reports Kidpik Corp. files with the Securities and Exchange Commission (the “SEC”), including, but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks, available at the SEC’s website at www.sec.gov, and including its Quarterly Report on Form 10-Q for the quarter ended October 2, 2021. Other unknown or unpredictable factors also could have material adverse effects on Kidpik Corp.’s future results. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Kidpik Corp.'s business, plans, prospects, financial condition, liquidity, cash flows, projections and results could differ materially from those expressed in any forward-looking statement. Any forward-looking statement speaks only as of the date on which it is made. Except as required by law, Kidpik Corp. expressly disclaims any obligation or undertaking to update any forward-looking statements to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based.

Past performance information given in this document is given for illustrative purposes only and should not be relied upon as (and is not) an indication of future performance. This presentation is not and does not purport to be an appraisal of the assets, stock, or business referenced herein.

In this document, we may rely on and refer to information regarding our industry and the market for our products and services in general from market research reports, analyst reports and other publicly available information. Although we believe that this information is reliable, we cannot guarantee the accuracy and completeness of this information, and we have not independently verified any of it. Some data is also based on our good faith estimates.

Trademarks, service marks, copyrights and trade names referred to in this presentation, including logos, may appear without the ®, © or TM symbols, but the lack of such symbols is not intended to indicate, in any way, that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto. We do not intend the use or display of other entities' trademarks, service marks, copyrighted material or trade names to imply a relationship, partnership or affiliation with, or endorsement or sponsorship of us by, any other.

No representations or warranties, express or implied are given in, or in respect of, this Presentation. Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Kidpik has not independently verified the data obtained from these sources and cannot assure you of the data's accuracy or completeness.

kidpik Executives



Moshe Dabah
CTO



Ezra Dabah
CEO



Adir Katzav
CFO

Ezra Dabah & key members of the kidpik team grew The Children's Place from $150M revenues to over $2.0B, from 1990 to 2007

kidpik Management Experience

40+ Years Of
Brand Building

30+ years kids
Vertical Design
&
Merchandising Expertise

40+ Years
Far-East
Procurement
Experience

5+ Years Building
Subscription Technology
&
Proprietary Algorithm

Grew
The Childrens Place
stores from
150 to over 1200
(1997-2007)

We believe we have a strong competitive advantage driven by decades of expertise in childrenswear industry

kidpik Building A Brand

All apparel and shoes are designed and developed by our in-house team


Trend
Design
Merchandising
Procurement
Fulfillment
Customer Service

We believe our integration process enables us to deliver great value to a very price sensitive childrenswear consumer, as well as ensures outfit coordination and consistency of fit

kidpik We bring the store to you

Using the expertise of our seasoned merchants, Kidpik creates and routinely ships 3 personally styled mix-&-match outfits that empowers parents to effortlessly dress their kids with outfits we believe they will both love

The Ultimate Shopping Experience

- Take easy 3-minute quiz
- Get surprise box filled with 3 expertly personalized styled outfits
- Free shipping, returns & exchanges



kidpik is...

Fashionable



Creative


BEACH VIBES

Aspirational



Exciting



Kind



Confident



Parents Love it

- Make their kids happy
- Make their life easier
- Gets expert stylists
- Make their kids look good

Kids Love it

- Exciting
- Getting their own mail
- Fun unboxing surprise gift
- Empowered to make their own decision

kidpik Unique Selling Proposition





- Personalized styling done by experts
- Delivering 3 mix-&-match coordinated outfits in each box
- 7-day try-on at home, easy returns with prepaid envelope
- Amazing presentation (fun unboxing experience)
- Award winning- Voted #1 (of the winners for) Children Clothing Subscription box for kids 3 years in a row*

*Voted #1 clothing subscription box by My Subscription Addiction's Annual Reader's Choice Awards for three consecutive years: 2019, 2020 and 2021

kidpik Awards & Accolades

Hello Subscription



KIDPIK was voted the #1 Kids Clothing Subscription Box by Hello Subscription Readers in 2021.

PARENTING 2021 GOOD HOUSEKEEPING AWARDS



kidpik was selected as one of the winners of the 2021 Good Housekeeping Parenting Awards by the publication's panel of experts in a Dynamic Digital Platforms category. "Kid testers and parents loved the element of surprise and the trendy styles."

My Subscription Addiction

Best Subscription Box #1 2018-2021 For Kids


KIDPIK

2018/2019/2020 Winner of Best Clothing Subscription Box For Kids.

BuzzFeed



BuzzFeed featured kidpik as one of "The Best Clothing Subscription Boxes" in 2021.

PureWow


kidpik

PureWow names kidpik one of the "Best Subscription Boxes for kids," citing, "Get picky kids excited to get dressed each day by signing up for this personalized shopping box" 2020.

USA TODAY



kidpik was selected as a winner of USA Today's 10 Best Awards for the Clothing Subscription Box Category in 2021.

kidpik Proven Technology



Style Profile
Algorithm
Personalized Pik
Proprietary Systems
Stylist
Styling Instructions
Styling App
Data Scientist
kidpik boxes
Warehouse

Internally developed subscription technology that we believe delivers an innovative, convenient, personalized and frictionless shopping experience

kidpik Proven Proprietary Algorithm

Allows us to scale and leverage with just a few stylists


Style Profile
Climate
Predictive Analytics
Economic Factors
Purchase History
Revenue Maximization
Customer Service
Inventory Optimization
Member Management Platform

kidpik Mission & Vision

Mission: To change the way parents shop for their kids by delivering outfits that make their kids confident and happy

Vision: To build kids confidence through Fashion


KIDPIK.COM
50% OFF YOUR KIDPIK FASHION BOX!
SHOP NOW
Kibira D... 1K Comments 434 Shares


Following
For You
@kidpik
Get 3 mix-&-match outfits for your kids! 50% off...
Promotional Music
Learn more


kidpik
kidpik · Original Audio
Liked by dougbraunstein and 651 others

kidpik partners with influencers and has a network of brand ambassadors and cross-promotes with other brands

kidpik Current Distribution Channels

Our own kidpik brand gives us the opportunity to sell through other channels

Amazon


kidpik
Home › Tops
+ Follow
HOME
TOPS
BOTTOMS
DRESSES
JACKETS
ACTIVE
SHOES
KIDPIK
3-Pack Pencil Skirts - Knee Length Skirt for Girls 4 Years & Up - Comfy...
2,288
$26.97
KIDPIK
Shorts for Girls - 2 Pack Kids 5 Pocket Knit Bermuda Spring or Summer...
1,096
$29.95
KIDPIK
Girls Jean Jacket - Cute Colored Denim Jackets
705
$32.50
KIDPIK
Ruffle Hem Tshirt Dress 2PACK - Dresses for Girls
277
$24.95
KIDPIK
Fun & Flairy Skirt & Active Short Hybrid - Choose from Stripe Knit,...
441
$17.50
KIDPIK
Girls Leggings 3-Pack | Great Basics Everyday Wear
1,602
$26.95

Subscription Box


kidpik
THE GIFT A KID WOULD PIK
SUBSCRIPTION
SHOP GIFTS
Shop 2 Ways
27,245 Avg. 4.0-Star Reviews
1 SUBSCRIPTION BOX
2 SHOP ITEMS & GIFTS
Gift Box
Outfits
Gift Items
kidpik Basics

Shop.kidpik


kidpik

kidpik Operates In A Massive Children's Apparel Market



Estimated 2021 Children's Worldwide Apparel Revenue [1]


Worldwide:
$238B
US:
$49.5B

Estimated by Statista, in its Children's Apparel Report 2020 [1]

Subscription Industry Is Growing Rapidly

Sales by the largest 16 primarily subscription-based e-commerce companies [1]


Subscription E-Commerce Sales ($B)
$1.2
$2.4
$4.2
$5.8
$7.5
2014
2015
2016
2017
2018

Source: 2019 Internet Retailer US Top 500 Database, McKinsey analysis [1]

We believe we are in a prime position to take advantage of the subscription industry growth

Subscription Industry Is Growing Rapidly

The Subscription Economy Index (SEI) Level Versus S&P & Retail Sales Growth[1]



450
400
350
300
250
200
150
100
SEI Level
437%
132%
130%
1/1/2012
Q2 2012
Q4 2012
Q2 2013
Q4 2013
Q2 2014
Q4 2014
Q2 2015
Q4 2015
Q2 2016
Q4 2016
Q2 2017
Q4 2017
Q2 2018
Q4 2018
Q2 2019
Q4 2019
Q2 2020
Q4 2020
Subscription Economy Index
S&P 500 Sales Index
US Retail

- Significant increase in ecommerce subscription sales from 2012-2020[1]

(1) Source: Zuora

kidpik Shipped Items (in 000's)



580
560
540
520
500
480
460
440
420
400
QoQ growth 18.9%
470
559
3Q 2020
3Q 2021
Units Shipped



1,800
1,600
1,400
1,200
1,000
800
600
400
YoY growth 47.5%
1,139
1,680
3Q YTD 2020
3Q YTD 2021
Units Shipped

kidpik Shipment Keep Rate[1]


70.0%
68.0%
66.0%
64.0%
62.0%
60.0%
58.0%
56.0%
60.2%
67.0%
66.2%
68.5%
2019
3Q YTD 2020
2020
3Q YTD 2021

(1) Total number of items kept by members divided by total shipped items to the same members in a given period

kidpik Revenue, net ($ in 000s)



$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
QoQ growth 20.3%
$4,634
$5,574
3Q 2020
3Q 2021
Revenue, net (in 000s)



$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
YoY growth 49.5%
$11,076
$16,563
3Q YTD 2020
3Q YTD 2021
Revenue, net (in 000s)

kidpik Gross Profit & Gross Margin


$3,300
$3,200
$3,100
$3,000
$2,900
$2,800
$2,700
$2,600
$2,500
100.0%
10.0%
59.3%
58.2%
$2,750
$3,247
3Q 2020
3Q 2021
Gross Profit (in 000s)
Gross Margin


$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
100.0%
10.0%
58.9%
59.8%
$6,522
$9,904
3Q YTD 2020
3Q YTD 2021
Gross Profit (in 000s)
Gross Margin

kidpik Summary P&L

$ in 000s	For the 13 weeks ended October 2, 2021	For the 13 weeks ended September 26, 2020	For the 39 weeks ended October 2, 2021	For the 39 weeks ended September 26, 2020
P&L (in $000s)				
Net Revenue	**$ 5,574**	**$ 4,635**	**$ 16,563**	**$ 11,076**
YoY & HoH Growth		*20.3%*		*49.5%*
COGS	2,327	1,885	6,659	4,554
Gross Profit	**3,247**	**2,750**	**9,904**	**6,522**
Gross Margin %	*58.3%*	*59.3%*	*59.8%*	*58.9%*
SG&A	3,635	2,806	11,322	7,201
Marketing	1,014	799	2,515	1,897
Operating Loss	**(1,402)**	**(855)**	**(3,933)**	**(2,576)**
Interest & Other	213	(123)	(157)	(319)
Net Loss	**(1,189)**	**(978)**	**(4,090)**	**(2,895)**

kidpik Summary Balance Sheet

	October 2, 2021	January 2, 2021
Cash	$ 204,877	$ 133,484
Restricted Cash	149,268	551,812
Other Current Assets	10,092,339	8,623,098
Total Current Assets	10,446,484	9,308,394
Fixed & Intangible Assets	7,133	28,488
Total Fixed Assets	$ 10,453,617	$ 9,336,882
LIABILITIES AND EQUITY		
Total Current Liabilities	$ 10,260,840	$ 7,203,124
Long Term Liabilities	-	350,923
Total Liabilities	10,260,840	7,554,047
Common Stock	$ 5,500	$ 5,075
Additional Paid in Capital	32,248,972	29,749,397
Accumlualted Stockholder's Deficit	(32,061,695)	(27,971,637)
Total Equity	$ 192,777	$ 1,782,835
Total Liabilties and Equity	$ 10,453,617	$ 9,336,882

kidpik Highlights

Changing the way parents shop for their kids

- Experienced Management Team
- Proprietary Tech & Algorithm
- Robust Member Database
- Scalable & Effortless Shopping Experience
- In-House Integration Process
- Brand with Multi-Channel Capabilities




1972



Thanks!